SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 24, 2002


                            MEDALLION FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)

        Delaware                    0-27812                      04-3291176
     ---------------              -------------              -------------------
     (State or other              (Commission                  (IRS Employer
     jurisdiction of               File Number)              Identification No.)
     incorporation)

             437 Madison Avenue
             New York, New York                                 10022
             ----------------------------------------------------------
             (Address of principal executive offices)        (Zip Code)

                                 (212) 328-2100
                                 --------------
              (Registrant's telephone number, including area code)


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Item 4. Changes in Registrant's Certifying Accountant.
        ---------------------------------------------

     The Audit Committee of the Board of Directors (the "Audit Committee") of Medallion Financial Corp. (the "Company") annually considers and recommends to the Board of Directors the selection of the Company's independent public accountants. As recommended by the Audit Committee, the Board of Directors on July 24, 2002 decided to dismiss its independent auditors, Arthur Andersen LLP ("Andersen") in view of recent developments relating to Andersen, and engaged PricewaterhouseCoopers LLP ("PWC") to serve as the Company's independent public accountants and to audit the financial statements for the fiscal year ending December 31, 2002. The determination to change independent public accountants followed the Company's decision to seek proposals from independent public accountants to audit the Company's financial statements for the fiscal year ended December 31, 2002.

     Andersen's reports on the Company's consolidated financial statements for the two most recent fiscal years ended December 31, 2001 and December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two most recent fiscal years ended December 31, 2001 and December 31, 2000, and the subsequent interim period through the date of this Form 8-K, there were (i) no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years, and
(ii) except as described above, no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Andersen with a copy of the foregoing disclosures and requested that it furnish the Company with a copy of a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above. In response, Andersen indicated that, as of July 1, 2002, Andersen no longer issues such letters.

     During the two most recent fiscal years ended December 31, 2001 and December 31, 2000 the Company did not consult PWC with respect to any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

        None.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MEDALLION FINANCIAL CORP.
                                        (Registrant)



Date: July 29, 2002


                                        By: /s/ James E. Jack
                                            ------------------------------------
                                            Name:   James E. Jack
                                            Title:  Chief Financial Officer